UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2017

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Parkway North, Deerfield, Illinois	60015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 643-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 17, 2017, we held our annual meeting in Lincolnshire, Illinois. A total of 1,247,726,349 shares of our Class A Common Stock, or 81.84% of our outstanding shares of Class A Common Stock, were represented in person or by proxy at the annual meeting. The final voting results for each of the matters submitted to a shareholder vote at the annual meeting are set forth below:

1.	Our shareholders elected 13 directors to each serve a one-year term until our 2018 annual meeting of shareholders or until his or her successor has been duly chosen and qualified, based on the following voting results:

		For	Against	Abstain	Broker Non- Votes

a.	Lewis W.K. Booth	1,022,654,617	31,911,122	3,975,202	189,185,408

b.	Charles E. Bunch	1,037,613,327	19,066,945	1,860,669	189,185,408

c.	Lois D. Juliber	1,031,073,899	25,657,750	1,809,292	189,185,408

d.	Mark D. Ketchum	1,038,167,114	18,505,144	1,868,683	189,185,408

e.	Jorge S. Mesquita	1,053,679,278	3,001,371	1,860,292	189,185,408

f.	Joseph Neubauer	1,043,138,347	13,466,009	1,936,585	189,185,408

g.	Nelson Peltz	1,038,123,529	16,341,340	4,076,072	189,185,408

h.	Fredric G. Reynolds	1,050,355,250	6,277,408	1,908,283	189,185,408

i.	Irene B. Rosenfeld	1,023,240,232	30,273,319	5,027,390	189,185,408

j.	Christiana S. Shi	1,052,826,912	3,783,881	1,930,148	189,185,408

k.	Patrick T. Siewert	1,053,363,101	3,225,088	1,952,752	189,185,408

l.	Ruth J. Simmons	1,033,208,354	23,474,238	1,858,349	189,185,408

m.	Jean-François M. L. van Boxmeer	1,029,655,839	26,922,075	1,963,027	189,185,408

2.	Our shareholders ratified the selection of PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2017, based on the following voting results:

For	Against	Abstain	Broker Non- Votes

1,233,471,497	11,769,420	2,485,432	-0-

3.	Our shareholders approved on an advisory basis our named executive officer compensation, based on the following voting results:

For	Against	Abstain	Broker Non- Votes

898,158,496	155,800,543	4,581,902	189,185,408

4.	Our shareholders recommended on an advisory basis that we conduct future executive compensation votes every year, based on the following voting results:

One Year	Two Years	Three Years	Abstain	Broker Non- Votes

955,073,264	2,592,411	97,396,320	3,478,946	189,185,408

In line with this recommendation by our shareholders, the Board of Directors has decided that it will include an advisory shareholder vote on executive compensation in its proxy materials every year until the next required advisory vote on the frequency of shareholder votes on executive compensation, which will occur no later than our Annual Meeting of Shareowners in 2023.

5.	Our shareholders did not approve a shareholder proposal regarding a report on non-recyclable-packaging, based on the following voting results:

For	Against	Abstain	Broker Non- Votes

278,833,606	735,549,828	44,157,507	189,185,408

6.	Our shareholders did not approve a shareholder proposal regarding creating a committee to prepare a report regarding the impact of plant closures on communities and alternatives, based on the following voting results.

For	Against	Abstain	Broker Non- Votes

52,614,407	955,793,045	50,133,489	189,185,408

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

Date: May 17, 2017

/s/ Carol J. Ward
	Name:	Carol J. Ward
	Title:	Vice President and Corporate Secretary